UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2021 (June 10 2021)

Assisted 4 Living, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-226979	82-1884480
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

5115 East State Road 64, Bradenton, Florida	34208
(Address of Principal Executive Office)	(Zip Code)

(855) 668-3331

(Registrant’s telephone number, including area code)

n/a

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On June 16, 2021, Assisted 4 Living, Inc., a Nevada corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report that on June 10, 2021, the Company entered into an Amended and Restated Membership Interest Purchase Agreement (the “Restated Purchase Agreement”), by and among the Company, Richard T. Mason, G. Shayne Bench and Trillium Healthcare Group, LLC, a Florida limited liability company to acquire all of the issued and outstanding ownership interests of Fairway Healthcare Properties, LLC and Trillium Healthcare Consulting, LLC from Trillium Healthcare Group, LLC, and that the transaction closed and was effective June 10, 2021.

This Amendment No. 1 to the Original Form 8-K is being filed for the sole purpose of adding conforming signatures for the Seller in Exhibit 2.1 and the Tenant in Exhibit 10.4 (the “Conforming Signatures”). Except for adding the Conforming Signatures to the two exhibits filed with the Original Form 8-K, no other changes are being made to the Original Form 8-K or any exhibits filed therewith.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Amended and Restated Membership Interest Purchase Agreement by and among Assisted 4 Living, Inc., Richard T. Mason, G. Shayne Bench and Trillium Healthcare Group, LLC, dated as of June 10, 2021.

10.4	Master Lease by and between Crete Plus Five Property, L.L.C., Iowa Lincoln County Property, L.L.C., Muscatine Toledo Properties, L.L.C. and Avery Street Property, L.L.C. and IANE Properties I, LLC and IANE Properties II, LLC, entered into on May 13, 2015; as amended pursuant to the First Amendment to Master Lease entered into on September 6, 2019, the Second Amendment to Master Lease entered into on October 7, 2019, Third Amendment to Master Lease entered into on January 1, 2020 and Fourth Amendment to Master Lease entered into on July 22, 2020.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 17, 2021	ASSISTED 4 LIVING, INC.

	By:	/s/ Janet Huffman
Janet Huffman, CFO

3